UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    July 5, 2005

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.
ITEM  2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 5, 2005, we entered into an Asset Sale Agreement with Vital Products, Inc. We agreed to sell all of the equipment used in our Childcare Division including, but not limited to, molds and dies related to the Baby Bath, packaging molds and dies for the padded training seat, mixing tank and 2kw RF welder as well as sealing machine dies, custom equipment to produce the padded training seat, and formulations related to producing materials.

In exchange for the Childcare Divisions assets, Vital Products agreed to issue an amount of shares of common stock having an aggregate fair market value of $250,000 and a term note in the amount of $750,000.

The description of the transaction contained herein is qualified in its entirety by reference to the Asset Sale Agreement filed as Exhibit 10.1 and incorporated herein by reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NUMBER          DESCRIPTION

10.1 Asset Sale Agreement between On The Go Healthcare, Inc. and Vital Products, Inc., dated July 5, 2005.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)



Date: July 5, 2005                       /s/ Stuart Turk
                                     ----------------------------------
                                      Name:  Stuart Turk
                                      Title: President and
                                             Chief Executive Officer

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